                                                                                                                                                                                                                                                           November 1, 2018

Dominion Energy Midstream Partners Announces Third-Quarter 2018 Earnings

•	Net income attributable to the partnership of $47.5 million and Adjusted EBITDA of $76.0 million
•	Board of Directors declares cash distribution of $0.3690 per unit, representing 5 percent increase above the second-quarter 2018

RICHMOND, Va. – Dominion Energy Midstream Partners, LP (NYSE: DM), reported unaudited net income attributable to the partnership of $47.5 million for the three months ended Sept. 30, 2018.  Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) were $76.0 million for the third-quarter, and distributable cash flow was $50.1 million for the quarter. The distribution coverage ratio was 1.07 times at the end of the third-quarter.

Dominion Energy Midstream uses Adjusted EBITDA and distributable cash flow as the primary performance measurements of its earnings and results for public communications with analysts and investors.  Dominion Energy Midstream also uses Adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes Adjusted EBITDA and distributable cash flow provide a more meaningful representation of the partnership's financial performance and liquidity. Schedules B and D of this press release include reconciliations to the most directly comparable Generally Accepted Accounting Principles (GAAP) measures.

QUARTERLY DISTRIBUTION
On Oct. 19, 2018, the Board of Directors declared a quarterly distribution of $0.3690 per common unit, payable on Nov. 15, 2018, to unitholders of record at the close of business Nov. 5, 2018. This distribution represents a 5 percent increase above the second-quarter 2018 distribution.

CONFERENCE CALL TODAY
Dominion Energy Midstream and Dominion Energy will jointly host a third-quarter earnings conference call at 11 a.m. ET on Thursday, Nov. 1, 2018.  Management will discuss third-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657.  International callers should dial (334) 323-9872.  The passcode for the conference call is "Dominion."  Participants should dial in 10 to 15 minutes prior to the scheduled start time.  Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides and other financial information, will be available on the partnership's investor information page at dominionenergymidstream.com/investors.

A replay of the conference call will be available beginning about 2 p.m. ET Nov. 1 and lasting until 11 p.m. ET Nov. 8.  Domestic callers may access the recording by dialing (877) 919-4059.  International callers should dial (334) 323-0140.  The PIN for the replay is 89035328.  Additionally, a replay of the webcast will be available on the investor information pages by the end of the day Nov. 1.

ABOUT DOMINION ENERGY MIDSTREAM
Dominion Energy Midstream is a Delaware limited partnership formed by Dominion Energy, Inc., to grow a portfolio of natural gas terminalling, processing, storage, transportation and related assets.  It is headquartered in Richmond, Va. For more information about Dominion Energy Midstream, visit its website at www.dominionenergymidstream.com.

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CONTACTS:     Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dominionenergy.com
                     Financial analysts: Steven Ridge, (804) 929-6865 or Steven.D.Ridge@dominionenergy.com

Dominion Energy Midstream Partners, LP
Schedule A - Consolidated Statements of Income*
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
(millions, except per unit data)
Operating Revenue	$ 284.2	$ 113.0	$ 641.9	$ 358.9
Operating Expenses
Purchased gas and other	0.3	9.1	12.9	31.1
Other operations and maintenance	54.6	33.2	147.3	102.4
Depreciation and amortization	51.0	26.5	122.8	76.8
Other taxes	18.9	9.3	38.1	27.8
Total operating expenses	124.8	78.1	321.1	238.1
Income from operations	159.4	34.9	320.8	120.8
Earnings from equity method investees	5.6	6.2	22.7	19.4
Other income	2.7	1.7	5.9	4.3
Interest and related charges	9.1	7.9	24.9	23.7
Net income including noncontrolling interest	158.6	34.9	324.5	120.8
Less: Net income (loss) attributable to noncontrolling interest	111.1	(13.7)	171.8	(22.0)
Net income attributable to partners	$ 47.5	$ 48.6	$ 152.7	$ 142.8

Net income attributable to partners' ownership interest
Preferred unitholders' interest in net income	$ 9.5	$ 9.5	$ 28.5	$ 28.5
General partner's interest in net income	-	4.0	8.9	7.0
Common unitholders' interest in net income	38.0	23.8	102.8	72.7
Subordinated unitholder's interest in net income	-	11.3	12.5	34.6

Net income per limited partner unit (basic)
Common units	$0.30	$0.35	$1.13	$1.08
Subordinated units	-	$0.35	$0.59	$1.08
Net income per limited partner unit (diluted)
Common units	$0.30	$0.33	$1.07	$1.02
Subordinated units	-	$0.35	$0.59	$1.08

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule B - Reconciliation of EBITDA and Adjusted EBITDA to Net Income*
(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
(millions)
Net income including noncontrolling interest	$ 158.6	$ 34.9	$ 324.5	$ 120.8
Add:
Depreciation and amortization	51.0	26.5	122.8	76.8
Interest and related charges	9.1	7.9	24.9	23.7
EBITDA	$ 218.7	$ 69.3	$ 472.2	$ 221.3
Distributions from equity method investees	8.5	8.2	25.7	22.2
Less:
Earnings from equity method investees	5.6	6.2	22.7	19.4
EBITDA attributable to noncontrolling interest	145.6	(4.9)	243.4	3.9
Adjusted EBITDA	$ 76.0	$ 76.2	$ 231.8	$ 220.2

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule C - Summary of Consolidated Statements of Cash Flows*
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017[1]
(millions)
Cash flows from operating activities:
Net income including noncontrolling interest	$ 158.6	$ 34.9	$ 324.5	$ 120.8
Adjustments to reconcile net income including noncontrolling interest to net cash provided by operating activities	(125.5)	37.0	25.4	126.6
Net cash provided by operating activities	$ 33.1	$ 71.9	$ 349.9	$ 247.4

Net cash used in investing activities	$ (2,030.8)	$ (190.6)	$ (2,211.2)	$ (728.2)

Net cash provided by financing activities	$ 1,917.7	$ 127.0	$ 1,940.1	$ 520.0

Cash, restricted cash and equivalents at beginning of period	182.5	95.5	23.7	64.6
Cash, restricted cash and equivalents at end of period	$ 102.5	$ 103.8	$ 102.5	$ 103.8

[1] Amounts for 2017 have been recast to reflect the adoption of new accounting standards related to the presentation of equity method investment distributions and restricted cash and equivalents.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*
(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for each period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017[1]
(millions)
Net cash provided by operating activities	$ 33.1	$ 71.9	$ 349.9	$ 247.4
Less:
Cash attributable to (from) noncontrolling interest	63.9	(1.7)	123.3	18.9
Restricted cash for customer deposits	(100.8)	-	19.6	-
Other changes in working capital and noncash adjustments	6.0	2.6	12.3	(8.3)
Cash received from distribution reserve	-	-	12.5	-
Adjusted EBITDA	76.0	76.2	231.8	220.2
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	(9.5)	(28.5)	(28.5)
Plus (less): Contract liabilities	3.5	(0.1)	5.4	(0.4)
Less: Amortization of regulatory liability	(0.7)	(0.7)	(2.1)	(2.1)
Less: Maintenance capital expenditures	(10.8)	(12.8)	(28.9)	(38.7)
Plus: Acquisition costs funded by Dominion Energy	-	1.7	-	5.9
Less: Interest expense and AFUDC equity	(8.4)	(9.1)	(26.4)	(26.0)
Plus: Non-cash director compensation	-	0.1	0.2	0.2
Distributable cash flow	$ 50.1	$ 45.8	$ 151.5	$ 130.6

[1] Amounts for 2017 have been recast to reflect the adoption of a new accounting standard for the presentation of equity method investment distributions and therefore this reconciliation does not include an adjustment for equity method investment distributions included in investing activities.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Energy Midstream Partners, LP
Schedule E - Selected Financial Data*
(Unaudited)

	Three Months Ended		Nine Months Ended
		September 30,		September 30,
	2018	2017	2018	2017
(millions, except ratio)
Adjusted EBITDA	$ 76.0	$ 76.2	$ 231.8	$ 220.2
Adjustments to cash:
Less: Distributions to preferred unitholders	(9.5)	(9.5)	(28.5)	(28.5)
Plus (less): Contract liabilities	3.5	(0.1)	5.4	(0.4)
Less: Amortization of regulatory liability	(0.7)	(0.7)	(2.1)	(2.1)
Less: Maintenance capital expenditures	(10.8)	(12.8)	(28.9)	(38.7)
Plus: Acquisition costs funded by Dominion Energy	-	1.7	-	5.9
Less: Interest expense and AFUDC equity	(8.4)	(9.1)	(26.4)	(26.0)
Plus: Non-cash director compensation	-	0.1	0.2	0.2
Distributable cash flow	$ 50.1	$ 45.8	$ 151.5	$ 130.6
Distributions:
Incentive distribution rights	-	5.7	8.9	12.9
Common unitholders	46.7	20.3	113.8	58.1
Subordinated unitholder	-	9.7	10.7	27.7
Total distributions[1]	$ 46.7	$ 35.7	$ 133.4	$ 98.7
Coverage ratio	1.07x	1.28x	1.14x	1.32x

[1] For 2017, distributions declared to common units was based on units outstanding at September 30, 2017, and therefore excludes distributions paid on units issued to the public through November 6, 2017.

* The notes contained in Dominion Energy Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules B and D for reconciliations of non-GAAP measures.